EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, (the "Report") by Elution Technologies, Inc., (formerly Nostalgia Motorcars, Inc.), each of the undersigned hereby certifies that:

1.

The Report complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended,  and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Dated:  May 16, 2003

/s/ Thomas Kreitzer

 Name:  Thomas Kreitzer

Title: Chief Executive Officer

/s/ Thomas Kreitzer

 Name:  Thomas Kreitzer

Title: Principal Accounting Officer